Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events
Subsequent Events

25) Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through April 11, 2024, the date at which the audited consolidated financial statements were issued, and determined that there are no other items to disclose, except as follows:

On January 16, 2024, the Partnership declared a quarterly cash distribution of $0.026 per common unit with respect to the quarter ended December 31, 2023, which was paid on February 8, 2024, to all common unitholders of record on January 29, 2024. On the same day, the Partnership declared a quarterly cash distribution to holders of Series A Preferred Units with respect to the quarter ended December 31, 2023 in an aggregate amount of $1.7 million.

The Hilda Knutsen, Torill Knutsen and Bodil Knutsen each continued to operate on separate time charter contracts with a subsidiary of KNOT, at a reduced charter rate. On January 2, 2024, these rolling monthly contracts were extended to January 2025 for the Hilda Knutsen and the Torill Knutsen. The Bodil Knutsen was extended until she went on her new fixed two-year time charter with Equinor on March 27, 2024. The Partnership is continuing to market the Hilda Knutsen and the Torill Knutsen for new, third-party charter employment.

On January 9, 2024, an extension to the existing bareboat charter party for the Dan Sabia was signed with Transpetro, extending the vessel’s fixed employment to early June 2024.

On January 9, 2024, the loan facility secured by the Dan Sabia was repaid in full with a $10.4 million payment. The Dan Sabia and the Dan Cinse are now debt-free and there are no plans to incur additional borrowings secured by these vessels until such time as the Partnership has better visibility on the vessels’ future employment.

Commencing January, 2024, the Dan Cisne has been deployed in the spot market for short-term conventional tanker work, while being assessed for the upgrades necessary to fulfil the requirements of shuttle tanker operations in North Sea.

On January 28, 2024, the Torill Knutsen experienced a broken generator rotor, which limits the range of client facilities this vessel is able to serve. Under its loss of hire insurance policies, the Partnership will be compensated by insurance for the extent to which, as a consequence of this breakage, the Torill Knutsen’s earnings fall short of a contractual hire rate, commencing 14 days after the date of the breakage. The Partnership expects the supply of necessary components, and thereafter completion of the repair, to be achieved late in the second quarter or early in the third quarter of 2024. The Partnership also expects that the repair cost will be covered by insurance, in excess of a deductible of $150,000.

On March 16, 2024 the Vigdis Knutsen was delivered to Shell to commence on a three-year time charter.

On March 22, 2024, TotalEnegies exercised its option to extend their charter with the Anna Knutsen to April 2026.

On March 28, 2024 the Ingrid Knutsen was redelivered from Altera, following which she has worked in the conventional tanker market. While she is due for delivery to Eni during April 2024 on three-year time charter contract, it is possible that commercial terms no less favourable to the Partnership may be agreed for an alternative delivery later in 2024.

On April 5, 2024, the Partnership’s subsidiary, Knutsen Shuttle Tankers 14 AS, which owns the vessel Hilda Knutsen, entered into a new $60 million senior secured term loan facility with DNB (the “$60 Million Hilda Facility”). The $60 Million Hilda Facility is due to replace the $100 million loan facility with Mitsubishi UFJ Lease & Finance (Hong Kong) Limited, which matures in May 2024. This refinancing is anticipated to close prior to the maturity date of the expiring facility, and remains subject to execution of definitive documentation and other customary closing conditions.